Curaleaf Holdings, Inc. Investor Relations Curaleaf Announces Intention to Launch Take-Over Bid for Aurora Cannabis to Solidify its Position as the Global Cannabis Industry Leader Proposed Offer reflects a 45% premium to Aurora's 30-day VWAP and a 110% premium to Aurora's 30-day VWAP excluding balance sheet cash Provides Aurora shareholders with the opportunity to become owners of the premier global cannabis platform and participate in the significant long-term upside of the combined company Combines Aurora's EU-GMP cultivation and manufacturing capacity with Curaleaf's EU-GMP processing capabilities and international distribution platform to immediately enhance combined margins and accelerate patient access across Europe, Canada, Australia, and New Zealand Urges Aurora's Board to engage in good-faith discussions regarding the proposed transaction STAMFORD, Conn., Aug. 11, 2026 /PRNewswire/ -- Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf" or the "Company"), a leading international provider of consumer cannabis products, today announces its intention to make an offer (the "Offer") to purchase all of the issued and outstanding common shares (the "Aurora Shares") of Aurora Cannabis Inc. (NASDAQ: ACB) (TSX: ACB) ("Aurora") for consideration consisting of subordinate voting shares of Curaleaf (the "Curaleaf Shares") and cash. The Offer will provide Aurora shareholders with total implied consideration of US$4.00 per share, comprised of 0.3463 Curaleaf Shares (the "Share Consideration"), plus US$0.75 cash (the "Cash Consideration", and collectively with the Share Consideration, the "Offer Consideration"), for each Aurora Share. Based on Aurora's 30-day Volume Weighted Average Price ("VWAP") of US$2.75, the Offer Consideration implies a premium of 45% over the 30-day VWAP. Excluding the value of the cash and cash equivalents that Aurora has on its balance sheet, the Offer represents a premium of 110% premium to Aurora's 30-day VWAP. In the event of a substantial rise in the trading price of Curaleaf Shares before take-up under the Offer, the value of the Offer Consideration offered for each Aurora Share will be subject to a cap of US$5.00 (based on the 20-day VWAP of Curaleaf Shares, the "Cap Price"). In such case, Curaleaf will adjust the number of Curaleaf Shares offered as consideration in the Offer, such that the Offer Consideration for each Aurora Share is equal to the Cap Price. This Cap Price would represent a premium of 82% over the 30-day VWAP and a 197% premium above 30-day VWAP excluding the value of the cash and cash equivalents that Aurora has on its balance sheet. No formal take-over bid has been commenced and there is no assurance the proposed offer will ultimately be made. Boris Jordan, Chairman of the Board and Chief Executive Officer of Curaleaf, stated: "We believe this combination represents a win-win for Curaleaf and Aurora shareholders. We are offering Aurora shareholders a unique opportunity to participate in a more highly diversified global platform and increase their exposure to U.S. regulatory tailwinds. By combining Curaleaf's global distribution platform with Aurora's leading international medical cannabis franchise and EU-GMP cultivation and manufacturing capacity, we see significant potential to unlock value through substantial cost and revenue synergies. Curaleaf is making its intention public following repeated attempts to engage with Aurora's leadership, beginning with a June 23, 2026 formal letter of intent from Boris Jordan, Chairman of the Board and Chief Executive Officer of Curaleaf, to Aurora's Chairman and CEO Miguel Martin outlining the proposal, its compelling strategic rationale, and Curaleaf's readiness to enter a mutual non-disclosure agreement to conduct reciprocal due diligence. Following Aurora's refusal to engage in good-faith discussions on those terms, Curaleaf sent a follow-up letter on July 7, 2026. To date, Aurora has been unwilling to engage in constructive discussions. "We approached Aurora privately and constructively on multiple occasion," Mr. Jordan continued. "We were very disappointed that the Board refused to meaningfully engage. We will now take our proposal directly to Aurora shareholders because the premium is significant, the strategic rationale is compelling, and further delay is unjustified. Curaleaf remains ready to engage constructively with Aurora's Board to advance this value-maximizing transaction, and we are prepared to move quickly toward a definitive agreement." Curaleaf believes a combination of the two companies would result in significant strategic and financial advantages, including: Create the leading global cannabis platform: The combined company would bring together two leading multi-country operators, boast a footprint in 17 countries across Europe, North America, and other emerging international markets, and a highly attractive financial profile with more than US$1.5 billion of last twelve months' ("LTM") revenue and nearly US$350 million of LTM Adjusted EBITDA.

Superior manufacturing and distribution capabilities: Overall, the transaction is expected to be immediately accretive to both Curaleaf International's and the consolidated combined company's margins through greater vertical integration, enhanced control of production and supply, and the capture of value across the international cannabis supply chain. The transaction would secure Curaleaf International's supply chain by providing access to Aurora's more than 50 tons of annual EU-GMP cultivation and manufacturing capacity, including the recently acquired Safari Flower Company, complementing Curaleaf's three operational EU-GMP certified facilities in Portugal, Spain and Canada. Further, Aurora shareholders would benefit from Curaleaf's unmatched international infrastructure, including leading positions in Germany, the U.K., and Poland, as well as extensive pharmacy and clinic networks and a global supply chain spanning Europe and other key international markets. Unlock stronger growth and profitability: The combined company would further extend its position as the global cannabis industry leader while strengthening and solidifying its presence across Europe through a diversified, vertically integrated supply chain spanning cultivation, manufacturing, distribution, and patient access. Curaleaf expects to generate at least US$40 million of annual cost synergies, while also unlocking additional value through the implementation of enhanced cultivation standards, deployment of Curaleaf's leading genetics portfolio across Aurora's facilities, and optimization of cultivation capacity across the combined footprint. These initiatives, together with the companies' complementary assets and market positions, are expected to drive long-term revenue acceleration and margin expansion. Access to the world's largest cannabis market: Aurora shareholders would immediately gain exposure to the U.S. market, which currently generates roughly $32 billion in legal annual sales (as per BDSA). As the U.S. cannabis industry enters a period of potentially transformative regulatory and industry catalysts, including the potential rescheduling of cannabis at the federal level and the continued expansion of legal markets through state-led medical and adult-use legalization initiatives, Curaleaf believes the U.S. presents a significant long-term growth opportunity in the global cannabis sector. With leading positions across key states and in several product categories, a portfolio of established brands, and scaled operations, Curaleaf is uniquely positioned to capitalize on an expanding addressable market, evolving regulatory framework, and increasing consumer adoption. Enhanced scale, liquidity, and access to global capital markets: The combined company would be a larger, more diversified global cannabis platform with a pro forma market capitalization approaching US$3.0 billion, enhanced liquidity, broader investor appeal, and expanded future capital markets opportunities. As one of the largest and most diversified cannabis companies globally, the combined entity would be uniquely positioned as the premier public vehicle for blue-chip institutional and long-term investors seeking exposure to a top-tier cannabis investment opportunity. The full text of each of the June 23, 2026, and July 7, 2026 letters is included on our webpage: https://grow.curaleaf.com. Advisors Canaccord Genuity Corp is serving as Curaleaf's financial advisor, Dentons is serving as Curaleaf's legal advisor, Kekst CNC is serving as strategic communications counsel, and Carson Proxy Advisors is serving as proxy solicitation advisor and information agent. Offer Process Full details of the Offer will be provided in a formal offer and take-over bid circular, letter of transmittal and notice of guaranteed delivery (collectively, the "Offer Documents") to be filed with Canadian securities regulatory authorities and with the U.S. Securities and Exchange Commission, and mailed to Shareholders. The Offeror will request a list of security holders from Aurora and expects to mail the Offer Documents as soon as practicable after receipt of such list. The Offer will be open for acceptance for a period of 105 days following formal commencement, unless the Offer is extended, accelerated or withdrawn in accordance with its terms. The Offer will be conditional upon certain conditions being satisfied or, where permitted, waived at or prior to the expiry of the Offer. Such conditions will include, among others to be described in the formal offer and take-over bid circular. The Offer will not be subject to any due diligence or financing conditions. Intention to Make an Offer Aurora shareholders should note that Curaleaf has not yet commenced the Offer and should carefully review the cautionary statements set out below in this press release respecting the status of the Offer and the factors that may cause Curaleaf not to make the Offer. Curaleaf may determine not to make the Offer if: (i) it identifies material adverse information concerning the business, affairs, prospects or assets of Aurora not previously disclosed by Aurora; (ii) Aurora implements or attempts to implement defensive tactics (such as a shareholder rights plan, grant of an option (or similar right) to purchase material assets, material acquisitions, issuances of shares (including, a private placement), or increased indebtedness (including, incurrence of significant new liabilities) in relation to the Offer); (iii) Aurora completes or undertakes to complete any significant transactions; or (iv) Aurora determines to engage with Curaleaf to negotiate the terms of a combination transaction and the parties determine to undertake that transaction utilizing a structure other than a takeover bid (such as a plan of arrangement). Accordingly, there can be no assurance that the Offer will be made or that the final terms of the Offer will be as set out in this press release.

This press release does not constitute an offer to buy or the solicitation of an offer to sell any securities of the Offeror or Aurora. About Curaleaf Holdings Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf") is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, the Company and its brands, including Curaleaf, Select, Grassroots, Find, Dark Heart, and Anthem provide industry-leading service, product selection and accessibility across the medical and adult use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf is listed on the Toronto Stock Exchange under the symbol CURA and trades on the OTCQX market under the symbol CURLF. For more information, please visit https://ir.curaleaf.com. Contacts Media Contact Kekst CNC Kekst-Curaleaf@kekstcnc.com Shareholder Contact Carson Proxy Advisors North American Toll Free Phone: 1-800-530-5189 Local (Collect outside North America): 416-751-2066 Email: info@carsonproxy.com Cautionary Statement Regarding Forward Looking Statements This press release contains certain "forward-looking statements" within the meaning of such statements under applicable securities laws. Forward-looking statements are frequently characterized by words such as "plan", "continue", "expect", "project", "intend", "believe", "anticipate", "estimate", "may", "will", "potential", "proposed" and other similar words, or statements that certain events or conditions "may" or "will" occur. These statements are only predictions. Forward looking statements in this news release include statements regarding the proposed terms of the Offer, the expected benefits of the Offer to the combined company and the financial and strategic benefits of the Offer noted above. Various assumptions were used in drawing the conclusions or making the projections contained in the forward-looking statements throughout this press release, including assumptions based upon Aurora's publicly disclosed information, and that there will be no change in the business, prospects or capitalization of Aurora or Curaleaf. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. The Company is under no obligation, and expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by applicable law. A more complete discussion of the risks and uncertainties facing the Company appears in the Company's Annual Information Form and continuous disclosure filings, which are available at www.sedarplus.com. In particular, this press release contains forward-looking information concerning: the Offer, various terms of the Offer and the anticipated timing of commencement of the Offer; expectations with respect to synergies and efficiencies that may be achieved upon a combination of the businesses of Aurora and Curaleaf; and expectations with respect to business and geographical diversification of the combined entity. Cautionary Statement Respecting Aurora Information The information concerning Aurora contained in this press release has been taken from, or is based upon, publicly available information filed by Aurora with securities regulatory authorities in Canada prior to the date of this press release and other public sources. Aurora has not reviewed this press release and has not confirmed the accuracy and completeness of the Aurora information contained herein. Neither Curaleaf, nor any of its officers or directors assumes any responsibility for the accuracy or completeness of such Aurora information. Curaleaf has no means of verifying the accuracy or completeness of any of the Aurora information contained in this press release. Notice to U.S. Holders The Offer will be made for the securities of a company formed outside of the United States. The Offer will be subject to disclosure requirements of Canada that are different from those of the United States. Financial statements included in the documents, if any, will be prepared in accordance with Canadian accounting standards and may not be comparable to the financial statements of United States companies.

It may be difficult for a securityholder in the United States to enforce his/her/its rights and any claim a securityholder may have arising under the U.S. federal securities laws, since the issuer is located in Canada, and some or all of its officers or directors may be residents of Canada or another country outside of the United States. A securityholder may not be able to sue a Canadian company or its officers or directors in a court in Canada or elsewhere outside of the United States for violations of U.S. securities laws. It may be difficult to compel a Canadian company and its affiliates to subject themselves to a U.S. court's judgment. Securityholders should be aware that the issuer may purchase securities otherwise than under the Offer, such as in open market or privately negotiated purchases. Cautionary Statement Respecting Status of the Offer Curaleaf has not yet commenced the offer noted above in this press release. Upon commencement of the Offer, Curaleaf will file a takeover bid circular with various securities commissions in Canada. The takeover bid circular will contain important information about the Offer and should be read in its entirety by Aurora shareholders and others to whom the Offer is addressed. After the Offer is commenced, Aurora shareholders (and others) will be able to obtain, at no charge, a copy of the offer to purchase, takeover bid circular and various associated documents when they become available on the system for electronic document analysis and retrieval+ (SEDAR+) at www.sedarplus.com. This announcement is for informational purposes only and does not constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell, otherwise dispose of or issue, or any other solicitation of any offer to sell, otherwise dispose of, issue, purchase, otherwise acquire or subscribe for any security. The offer will not be made in, nor will deposits of securities be accepted from a person in, any jurisdiction in which the making or acceptance thereof would not be in compliance with the laws of such jurisdiction. However, Curaleaf may, in its sole discretion, take such action as it deems necessary to extend the offer in any such jurisdiction. SOURCE Curaleaf Holdings, Inc. https://ir.curaleaf.com/2026-08-11-Curaleaf-Announces-Intention-to-Launch-Take-Over-Bid-for-Aurora-Cannabis-to-Solidify-its- Position-as-the-Global-Cannabis-Industry-Leader